INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

15. INCOME TAXES

Taxation in the Cayman Islands and the British Virgin Islands

        Neither the Cayman Islands nor the British Virgin Islands currently levies taxes on individuals or corporations based upon profits, income, gains or appreciation. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands or BVI withholding tax will be imposed.

        The Company and IFM Co. are tax-exempted companies incorporated in the Cayman Islands. Genius is a tax-exempted company incorporated in the British Virgin Islands.

Taxation in Hong Kong

        CIR is subject to income tax rate 16.5% in 2009, 2010 and 2011, respectively.

        BVMC is subject to income tax rate of 16.5% in 2010 and 2011, respectively.

PRC Corporate Income Tax

        On March 16, 2007, the National People's Congress of PRC enacted the Corporate Income Tax Law, under which Foreign Investment Enterprises and domestic companies would be subject to CIT at a uniform rate of 25%. This became effective on January 1, 2008. In accordance with the CIT Law, there will be a transition period for enterprises which currently receive preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to a corporate income tax rate lower than 25% may continue to enjoy the lower rate and gradually transition to the new tax rate within five years after the effective date of the CIT Law.

        As Shanghai Ruifeng and Anshijie are both registered in Shanghai Pu Dong New Area, and Shenzhen CIR is registered in Shenzhen special economic zone, they are subject to the preferential income tax rate of 15% according to the Foreign Investment and Foreign Enterprise Income Tax Law before 2008. From January 1, 2008 onwards, the income tax rate is to be increased progressively from 18% to 25% from 2008 to 2012, respectively. Accordingly, they are subject to income tax rate of 20%, 22% and 24% in 2009, 2010 and 2011, respectively.

        In October 2009, Huachuang obtained a Software Enterprise Certification which entitles it to exemption from CIT for the first two years in which it has taxable income and a 50% reduction in CIT for each of the following three years. 2009 is the first year with taxable income.

        In September 2011, Kudian obtained a Software Enterprise Certification which entitles it to exemption from CIT for the first two years in which it has taxable income and a 50% reduction in CIT for each of the following three years. 2011 is the first year with taxable income.

        The provision for income tax is as follows (in RMB thousands):

	Years ended December 31,
	2009	2010	2011
Income tax provision:
Current	8,793	3,023	1,498
Deferred	(518)	(38)	(395)

Total	8,275	2,985	1,103

        The following table presents the tax impact of significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax assets and liabilities as of December 31, 2010 and 2011 (in RMB thousands):

	December 31,
	2010	2011
Current
Deferred tax assets:
Allowance for doubtful accounts	2,525	3,395
Deferred revenue	1,071	814
Accrued expense and payroll	19,939	22,944
Advertising expense	—	1,359
Net operating loss carry forwards	—	—

Total deferred tax assets	23,535	28,512
Less: valuation allowance	(23,535)	(28,512)

	—	—

Non-current
Deferred tax assets:
Net operating loss carry forwards	32,001	118,550
Intangible assets and property and equipment	7,092	5,810

Total deferred tax assets	39,093	124,360
Less: valuation allowance	(39,093)	(124,360)

	—	—

Deferred tax liabilities:
Intangible assets and property and equipment	(1,803)	(17,543)

Net deferred tax liabilities	(1,803)	(17,543)

        The Group has made a full valuation allowance against its net deferred tax assets. The Group evaluates a variety of factors in determining the amount of valuation allowance, including the Group's limited operating history, accumulated deficit, existence of taxable temporary differences and expected reversal periods.

        The following table sets forth the movements of the valuation allowance for net deferred tax assets for the years presented (in RMB thousands):

	Years ended December 31,
	2009	2010	2011
Balance at beginning of the year	(46,766)	(22,540)	(62,628)
Write-back/(provision) for the year	24,226	(40,088)	(90,244)

Balance at end of the year	(22,540)	(62,628)	(152,872)

        The Group had total net operating losses carried forward as of December 31, 2009, 2010 and 2011 amounting to RMB3.4 million, RMB127.6 million and RMB481.7 million, respectively, which began to expire in 2011.

        The increase to net income and basic and diluted net income per share for the year ended December 31, 2009 resulting from the combined effects of CIT exemption and tax rate reductions amounted to RMB2.8 million and RMB0.01 per share, respectively. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2010, were to decrease net loss by RMB9.1 million and basic and diluted net loss per share by RMB0.01. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2011, were to decrease net loss by RMB4.5 million and basic and diluted net loss per share by RMB0.01.

        A reconciliation of income tax at the statutory income tax rate to the Group's effective tax rate is as follows:

	Years ended December 31,
	2009	2010	2011
Statutory income tax rates	25.0%	(25.0)%	(25.0)%
Effect of preferential tax rate	(2.7)%	2.6%	(1.0)%
Effect of income tax rate changes	1.1%	(1.2)%	(0.6)%
Changes in valuation allowance	(16.9)%	24.9%	26.6%
Others	(0.7)%	0.5%	0.4%

Effective tax rate	5.8%	1.8%	0.4%

        On December 6, 2007, the State Council issued the detailed implementation regulations of the new PRC Corporate tax law. Pursuant to the regulations, a 10% withholding income tax will be levied on dividends declared on or after January 1, 2008 by foreign investment enterprises to their foreign enterprise shareholders unless the enterprise investor is deemed as a PRC Tax Resident Enterprise ("TRE").

        The Company's subsidiaries have determined that they have no present plan to declare and pay any dividend on their shares in the foreseeable future. The Group plans to continue to reinvest its subsidiaries' undistributed earnings in their operations in China in the foreseeable future. As of December 31, 2010 and 2011, the cumulative undistributed earnings of RMB50,359,420 and RMB53,408,412 are included in consolidated retained earnings on the balance sheets, respectively. An estimated RMB5,035,942 and RMB5,340,841 in withholding taxes would be due if these earnings were remitted as dividends as of December 31, 2010 and 2011.